[Background graphic omitted]

                                                [CRA Logo Omitted]
--------------------------------------------------------------------------------
                                                REALTY
--------------------------------------------------------------------------------
                                                SHARES
--------------------------------------------------------------------------------
                                                PORTFOLIO
--------------------------------------------------------------------------------


                                                SEMI-ANNUAL REPORT
                                                  TO SHAREHOLDERS
                                                    (UNAUDITED)

                                                  APRIL 30, 2002

                                                    Advised By:
                                         [CLARION CRA SECURITIES LOGO OMITTED]

                                                                   [CRA
                                                                   REALTY
                                                                   SHARES
                                                                   PORTFOLIO
                                                                   LOGO OMITTED]
MANAGER'S DISCUSSION OF FUND PERFORMANCE


Letter to Our Shareholders:

We are pleased to present the semi-annual report for the CRA Realty Shares Portfolio managed on your behalf by Clarion CRA Securities. The performance for the portfolio and several indices are summarized in the table below.

ANOTHER POSITIVE MONTH FOR REAL ESTATE STOCKS. In a dismal month for large capitalization stocks, real estate securities delivered modestly positive returns. Performance for the portfolio continues to be inline with that of the Wilshire Real Estate Securities index and the NAREIT Equity REIT index for the three month and year-to-date time periods.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     ANNUALIZED
                                                                CALENDAR                --------------------------------------------
                                                    TRAILING     YEAR-TO-     TRAILING    TRAILING    TRAILING   SINCE INCEPTION
                                        APRIL       3 MONTHS      DATE       12 MONTHS    3 YEARS     5 YEARS       01/01/97
------------------------------------------------------------------------------------------------------------------------------------
   CRA Realty Shares Portfolio           0.53%        9.06%       9.68%        19.88%      12.81%       9.53%         8.76%
   Wilshire R.E. Securities              0.60         9.23        9.70         19.57       12.81        9.01          8.13
   NAREIT - Equity REITs                 0.85         8.96        9.18         21.02       12.89        8.72          7.73
   S&P 500 (Lg. Co. Stocks)             -6.06        -4.41       -5.81        -12.64       -5.75        7.55          8.77
   Russell 2000 (Sm. Co. Stocks)         0.91         6.04        4.93          6.68        7.06        9.66          8.00
   Lehman Gov't/Corp. Bonds              1.94         0.72        1.45          7.48        6.74        7.55          7.18
------------------------------------------------------------------------------------------------------------------------------------
       The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth less than their original cost.

DESPITE AN APRIL ROLLER-COASTER RIDE, REIT VALUATIONS REMAIN ATTRACTIVE. The final results for the month, shown in the summary table above, fail to tell the story of some fairly dramatic price changes during the course of last month. Early in the month real estate stocks advanced nearly 5% as positive funds flows drove real estate stock prices up. Real estate stock mutual funds have received almost $1.4 billion of new money in the first four months of 2002, a by-product of the increasing appeal of real estate stocks' attractive yields, good total return prospects, visible earnings, and lower volatility.

In a sign that the market may be fairly rational after all, however, real estate stock prices retreated in the second half of the month to finish up only modestly. Valuations remain comfortably at or below long-term norms for (1) price relative to Net Asset Value (+5% currently), (2) dividend yield spread to 10-year Treasury bond yields (+140 basis points vs. +50 basis points norm), and
(3) forward earnings multiple of 9.7 vs. the 12.2 long-term average.

A NEW REAL ESTATE COMPANY MAKES ITS DEBUT. Heritage Property Investment Trust successfully completed its IPO on April 23rd, marking the debut of the first new public REIT in over three years. Heritage is an owner of grocery-oriented shopping centers and owns 142 centers in the Midwest and Eastern United States. Interestingly, more than half of Heritage's portfolio consists of assets acquired in the transaction that took Bradley Real Estate private in late 2000. Despite a weakening REIT market backdrop, the Heritage IPO was well received, and the offering was moderately expanded from 16 million to 18 million shares (including 4 million shares, or $100 million sold by the major stakeholder in the private entity who will continue as a 46% owner in the public company). We elected to participate in the new offering.

FUNDAMENTALS, EARNINGS AND PROPERTY PERFORMANCE. Performance by property sector reflects the relative status of operating fundamentals. The office, industrial, and apartment sectors underperformed in April and for the year-to-date. These three sectors, which comprise approximately 50% of the universe of public real estate companies, continue to experience weakening fundamentals. Relatively more healthy conditions are helping to buoy the performance of the retail sectors, in which we are overweighted, as well as the manufactured home and storage sectors, in which we are underweighted based on valuations. The hotel sector continues to be the best performing sector this year, though April performance was below average.




CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS
                                        1

                      Wilshire Real Estate Securities Index
                   Performance by Property Type as of 4/30/02

    ---------------------------------------------------------------------------------------------------------------------------
         PROPERTY TYPE              APRIL         YEAR-TO-         2002             2001             2001         TRAILING
                                                    DATE           RANK                              RANK          1 YEAR
    ---------------------------------------------------------------------------------------------------------------------------
         Outlet Centers               9.8%          26.0%            1              33.6%              3            44.6%
         Mfr. Homes                   4.5            8.2             8              11.9               5            19.9
         Malls                        3.1           15.3             3              33.9               2            36.5
         Storage                      2.5           11.9             4              45.5               1            44.0
         Shopping Centers             1.9            8.6             7              29.4               4            31.9
         Diversified                  1.3           10.3             5               7.1               8            18.4
         Hotels                       0.1           24.4             2              -8.9              10             7.1
         Apartments                   0.0            4.7             9               8.8               6            17.0
         Industrial                  -0.8            8.7             6               7.9               7            21.5
         Office                      -1.2            4.6            10               5.8               9            14.5
    ---------------------------------------------------------------------------------------------------------------------------
         Total                        0.6%           9.7%                           10.5%                           19.6%
    ---------------------------------------------------------------------------------------------------------------------------

"OWNER EARNINGS." Recently, the debate among Wall Street analysts who cover REITs over what is the appropriate standard for reported earnings has rekindled. In the fall of last year, in a rare show of solidarity, these analysts decided to embrace Operating Earnings Per Share (EPS) as the standard. The rationale offered was that real estate companies would benefit from conforming to the standard used by most other public companies, which would also be an audited number. Recently, we were reading a book by Robert G. Hagstrom titled "The Essential Buffett" (as in Warren Buffett). In it we found some unexpected endorsement for the measure that we at CRA have long used to assess a company's earnings power. Warren Buffet calls it "owner earnings," which is defined as a company's net income, plus depreciation and amortization, less necessary capital expenditures and working capital to maintain the business. This description sounds very like what we call Funds Available for Distribution (FAD) or Adjusted Funds From Operations (AFFO). Buffet admits that owner earnings is not a mathematically precise measure, for the simple reason that calculating future capital expenditures often requires rough estimates. However, he defends the use of this measure by quoting John Maynard Keynes, "I would rather be vaguely right than precisely wrong." As usual, the Oracle of Omaha has expressed the concept in simple, straight-forward terms. We took this unexpected passage from Hagstrom's book as further evidence that CRA's decision to stay focused on FAD (or owner earnings) is the correct decision.

Despite current weak real estate fundamentals, we feel the evidence continues to suggest that the U.S. economy is growing again. The debate continues as to whether the recovery will be strong or tepid, but to us the most important driver of improving real estate fundamentals is the resumption of economic growth. Given growth, the debate then becomes about how soon and how much will fundamentals improve. With the expectation of improving demand over the next 12 to 18 months, we remain optimistic about the total return prospects for real estate securities and we believe we have positioned the portfolio well for good relative performance. We appreciate your continued faith and confidence in Clarion CRA.

Sincerely,

CLARION CRA SECURITIES, L.P.

/s/T. Ritson Ferguson                       /s/Kenneth D. Campbell

T. Ritson Ferguson                             Kenneth D. Campbell
Managing Director                              Managing Director


*This  information  must be preceded  or  accompanied  by a current  prospectus.
 Investors should read the prospectus carefully before investing or sending money. The CRA Realty Shares Portfolio, a portfolio of The Advisors' Inner Circle Fund, is distributed by SEI Investments Distributions Co., Oaks, PA 19456. The portfolio is subject to the risk that the securities of issuers in the real estate industry that the Portfolio purchases will underperform the market as a whole. To the extent that the Portfolio's investments are concentrated in issuers conducting business in the real estate industry, the Portfolio is subject to legislative or regulatory changes, adverse market conditions and/or increase competition affecting that industry.


CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS
                                        2

STATEMENT OF NET ASSETS

April 30, 2002                                                       (Unaudited)


                                                         Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)
--------------------------------------------------------------------------------
EQUITIES (97.3%)
HEALTHCARE (3.2%)
   Health Care Reit Inc. ..................... 114,200  $  3,220
                                                        --------
INDUSTRIAL (6.0%)
   AMB Property Corp. ........................ 117,900     3,306
   Prologis Trust ............................ 123,900     2,750
                                                        --------
                                                           6,056
                                                        --------
INDUSTRIAL/OFFICE MIX (5.4%)
   Duke Realty Corp. .......................... 57,100     1,502
   Liberty Property Trust .....................122,700     3,920
                                                        --------
                                                           5,422
                                                        --------
OFFICE (25.9%)
   Arden Realty Inc. ..........................141,200     3,975
   CarrAmerica Realty Corp. ....................96,400     3,096
   Equity Office Properties Trust .............137,079     3,925
   Highwoods Properties Inc. ..................125,100     3,518
   Mack-Cali Realty Corp. ......................87,300     2,863
   Prentiss Properties Trust ..................115,300     3,546
   Trizec Properties Inc.* ....................132,700     2,136
   Vornado Realty Trust ........................72,600     3,202
                                                        --------
                                                          26,261
                                                        --------
RESIDENTIAL: APARTMENTS (20.7%)
   Apartment Investment
     & Management ..............................72,200     3,545
   Archstone-Smith Trust ......................115,400     3,111
   BRE Properties ..............................60,200     1,966
   Camden Property Trust .......................91,600     3,646
   Equity Residential
     Properties Trust .........................106,400     3,000
   Gables Residential Trust ....................99,000     3,069
   Home Properties of
     New York Inc. .............................72,000     2,593
                                                        --------
                                                          20,930
                                                        --------
RESIDENTIAL: HOTELS (9.1%)
   FelCor Lodging Trust Inc. ..................116,600     2,507
   Meristar Hospitality Corp. .................166,600     2,924
   Starwood Hotels & Resorts
     Worldwide Inc.** .........................101,057     3,820
                                                        --------
                                                           9,251
                                                        --------
RETAIL: MALLS (15.9%)
   General Growth Properties Inc. ..............92,300     4,221
   Glimcher Realty Trust ......................107,400     2,089
   Macerich Company ............................56,500     1,658
   Rouse Company ...............................62,000     2,006
   Simon Property Group Inc. ..................179,928     6,073
                                                        --------
                                                          16,047
                                                        --------

                                                         Market
                                                          Value
                                               Shares     (000)
--------------------------------------------------------------------------------
RETAIL: SHOPPING CENTERS (11.1%)
   Developers Diversified
     Realty Corp. .............................146,500  $  3,238
   Federal Realty Investment
     Trust .....................................46,600     1,256
   Heritage Property
     Investment Trust* ........................102,500     2,527
   New Plan Excel Realty Trust .................61,700     1,206
   Regency Centers Corp. ......................102,700     3,019
                                                        --------
                                                          11,246
                                                        --------
   TOTAL EQUITIES
     (Cost $81,619) ..................................    98,433
                                                        --------
CASH EQUIVALENT (3.6%)
   SEI Daily Income Trust Prime
     Obligation Fund ........................3,595,631     3,596
                                                        --------
   TOTAL CASH EQUIVALENT
     (Cost $3,596) ...................................     3,596
                                                        --------
   TOTAL INVESTMENTS (100.9%)
     (Cost $85,215) ..................................   102,029
                                                        --------
   OTHER ASSETS AND LIABILITIES, NET (-0.9%) .........      (866)
                                                        --------

NET ASSETS:
   Portfolio capital of Institutional Shares
     (unlimited authorization --
     no par value) based on 8,883,265
     outstanding shares of beneficial interest .......    88,855
   Distributions in excess of net
     investment income ...............................      (712)
   Accumulated net realized loss on investments ......    (3,794)
   Net unrealized appreciation on investments ........    16,814
                                                        --------
   TOTAL NET ASSETS (100.0%) .........................  $101,163
                                                        ========

   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- INSTITUTIONAL SHARES .........    $11.39
                                                        ========

*   NON-INCOME PRODUCING SECURITY
**  REOC -- REAL ESTATE OPERATING COMPANY
    CORP. -- CORPORATION
    INC. -- INCORPORATED




    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS  (000)                                       (Unaudited)


                                                                     11/1/01
CRA REALTY SHARES PORTFOLIO                                        THRU 4/30/02
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income.............................................    $ 2,177
   Interest Income ............................................         23
--------------------------------------------------------------------------------
     Total Investment Income...................................      2,200
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...................................        305
   Administrative Fees ........................................         65
   Professional Fees ..........................................         15
   Transfer Agent Fees ........................................         16
   Printing Fees ..............................................          6
   Registration and Filing Fees ...............................          8
   Custodian Fees .............................................          5
   Trustee Fees ...............................................          3
   Amortization of Deferred Organizational Costs ..............          5
   Other Fees..................................................          1
--------------------------------------------------------------------------------
     Total Expenses ...........................................        429
--------------------------------------------------------------------------------
       Net Investment Income ..................................      1,771
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .....................      4,637
   Net Unrealized Appreciation of Investment Securities .......      9,441
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ..........     14,078
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations........    $15,849
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                  11/1/01          FOR THE
                                                                                               THRU 4/30/02      YEAR ENDED
CRA REALTY SHARES PORTFOLIO                                                                    (UNAUDITED)        10/31/01
----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income......................................................................   $  1,771          $3,587
   Net Realized Gain on Securities Sold ......................................................      4,637           1,844
   Net Change in Unrealized Appreciation (Depreciation)
of Investment Securities .....................................................................      9,441            (466)
----------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.....................................     15,849           4,965
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .....................................................................     (1,771)         (3,587)
   In Excess of Net Investment Income ........................................................       (873)           (577)
----------------------------------------------------------------------------------------------------------------------------
     Total Distributions .....................................................................     (2,644)         (4,164)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued .............................................................................     12,191          13,726
   Shares Issued in Lieu of Cash Distributions ...............................................      1,961           3,110
   Shares Redeemed ...........................................................................     (2,382)         (5,896)
----------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions.............................     11,770          10,940
----------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ............................................................     24,975          11,741
----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year .........................................................................     76,188          64,447
----------------------------------------------------------------------------------------------------------------------------
   End of Year ...............................................................................   $101,163         $76,188
============================================================================================================================
   Shares Issued and Redeemed:
    Shares Issued ............................................................................      1,120           1,355
    Shares Issued in Lieu of Cash Distributions ..............................................        180             303
    Shares Redeemed ..........................................................................       (219)           (589)
----------------------------------------------------------------------------------------------------------------------------
     Net Increase in Shares ..................................................................      1,081           1,069
----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


For the Periods ended April 30, 2002 (Unaudited) and October 31,

For a Share Outstanding Throughout each Period




              Net                                                               Net                       Net
             Asset                 Realized and  Distributions  Distributions  Asset                    Assets        Ratio
             Value         Net      Unrealized     from Net        from        Value                      End       of Expenses
           Beginning   Investment Gain (Loss) on  Investment      Capital       End         Total      of Period    to Average
           of Period     Income     Securities      Income         Gains     of Period     Return+       (000)      Net Assets
           --------     ---------  ------------   ----------    ----------   ---------    --------      -------     ----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2002*       $ 9.77        $0.33       $ 1.62        $(0.33)        $ --       $11.39        20.12%     $101,163         0.98%
2001          9.57         0.50         0.27         (0.57)          --         9.77         7.88        76,188         1.00
2000          8.24         0.69         1.21         (0.57)          --         9.57        23.78        64,447         1.00
1999          9.10         0.49        (0.80)        (0.55)          --         8.24        (3.70)       55,968         1.00
1998         11.49         0.35        (1.85)        (0.40)       (0.49)        9.10       (14.16)       55,617         1.00
1997 (1)     10.00         0.26         1.53         (0.30)          --        11.49        18.17        34,797         1.00

                    Ratio         Ratio       Investment
                 of Expenses     of Net         Income
                 to Average    Investment     to Average
                 Net Assets      Income       Net Assets     Portfolio
                 (Excluding    to Average     (Excluding     Turnover
                  Waivers)     Net Assets      Waivers)        Rate
                  --------   -------------- --------------    -------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2002*               0.98%         5.31%          5.31%         52.64%
2001                1.03          4.84           4.81          77.46
2000                1.05          5.71           5.66          92.99
1999                1.11          5.37           5.26          66.56
1998                1.17          3.29           3.12          73.54
1997 (1)            1.63          2.91           2.28         102.74


*   All ratios for the period have been annualized.
+   Return is for the period indicated and has not been annualized.
(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.





    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                       CRA REALTY SHARES PORTFOLIO

April 30, 2002                                                       (Unaudited)


1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eighteen portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are presented separately. The Fund is registered to offer two classes of shares: Institutional Shares and Class A Shares. As of April 30, 2002, the Class A Shares had not yet commenced operations. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

   IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on November 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

NOTES TO FINANCIAL STATEMENTS (concluded)           CRA REALTY SHARES PORTFOLIO

April 30, 2002                                                       (Unaudited)


3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

In April 1998, the AICPA issued Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Fund's average daily net assets; 0.125% of the next $100 million of the Fund's average daily net assets; 0.10% of the next $100 million of the Fund's average daily net assets; and 0.08% of the Fund's average daily net assets over $300 million.

Effective April 27, 2001, the Board of Trustees approved a change in the transfer agent and dividend disbursing agent for the Fund from DST Systems Inc. to Forum Shareholder Services, LLC.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Clarion CRA Securities, L.P. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments and U.S. Government securities, for the period ended April 30, 2002, are as follows (000):




      Purchases...............................        $57,092
      Sales ..................................         44,770


At April 30, 2002, the total cost of securities and net unrealized gains or losses on securities sold for Federal income tax purposes was different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 2002, is as follows (000):



Aggregate gross unrealized
  appreciation .................................      $17,023
Aggregate gross unrealized
  depreciation .................................         (209)
                                                      -------
Net unrealized appreciation ....................      $16,814
                                                      =======

For Federal income tax purposes the Fund has a December 31st tax year end. The Fund had a capital loss carryforward at December 31, 2001, that can be used to offset future capital gains.The capital loss carryforward will expire as follows:

December 2006 ..................................   $1,645,236
December 2007 ..................................    4,472,093
December 2008...................................    2,426,611
                                                   ----------
Total ..........................................   $8,543,940
                                                   ==========

7. CONCENTRATION OF INDUSTRY/CREDIT RISK:

The Fund invests a substantial portion of its assets in securities in the real estate industry. Therefore, it may be more affected by economic and political developments in that industry than a general equity fund would be.

                                      NOTES

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                   P.O. Box 446
                               Portland, ME 04112


                                    ADVISER:
                             CLARION CRA SECURITIES
                      Suite 205, 259 N. Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                         SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA19456


                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                  Oaks, PA19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                               Washington, DC 2003



This information must be preceded or accompanied by a current prospectus for the
                                Fund described.




CRA-F-003-06
                                       10